SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   November 21, 2011

NXT Nutritionals Holdings, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	333-147631
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

933 East Columbus Ave.
Springfield, MA 01105
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(413)747-9300
(ISSUER TELEPHONE NUMBER)

 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On November 21, 2011, NXT Nutritionals Holdings, Inc. (the “Company” or the “Registrant”) and NXT Investment Partners, LLC, a Delaware limited liability company (“NIP”) executed a Securities Purchase Agreement (the “SPA”) pursuant to which NIP agreed to make investments (the “Investment”) in the Company in the form of a senior secured loan to the Company in the aggregate principal amount of at least $1,000,000 and up to $1,500,000 (the amount loaned shall be referred to as the “Principal Amount of the 2011 Note”), bearing interest at 13% per annum, in exchange for a four-year 13% Senior Secured promissory note (“2011 Note”). On November 21, 2011, pursuant to the SPA, the Company received an initial investment of $1,000,000 and issued the 2011 Note in the original principal amount of $1,000,000 along with 13,075,468 shares of Series A Convertible Preferred Stock (“Preferred Stock”) of the Company to NXT. The sum of the $1,000,000 initial investment was attributed 20% for the purchase of the 2011 Note and 80% for the purchase of the Preferred Stock. Pursuant to the terms of the SPA, the Company and NXT may agree to an additional investment of up to $500,000 on or prior to January 20, 2012. The Preferred Stock was issued by the Company pursuant to an exemption under Section 4(2) of the Securities Act of 1933 (the “Securities Act”) due to the fact that it did not involve a public offering of securities and Rule 506 of Regulation D promulgated thereunder. The shares of Preferred Stock are “restricted securities” as such term is defined in the Securities Act. The rights and preferences of the Preferred Stock are set forth in the Series A Preferred Stock Certificate of Designation as attached to the SPA. The Preferred Stock issued under the SPA carries an annual dividend equal to the greater of: (a) 10% of the then outstanding Principal Amount of the 2011 Note as of December 31st of the applicable fiscal year for which the annual dividend is being paid; or (b) 10% of the Net Income (as defined in the 2011 Note) of the Company in excess of $500,000 for the applicable fiscal year of the Company and is convertible at the option of NIP into an equal number of shares of common stock of the Company representing 20% of the Company’s fully diluted capital stock at the time of conversion.

In connection with the closing of the Investment, the Company granted to NIP a security interest in the Company’s assets as collateral as set forth in the Security Agreement dated November 21, 2011, as attached to the SPA. Furthermore, on November 21, 2011 the Company’s subsidiaries also entered into a Subsidiary Guarantee Agreement, as attached to the SPA, to guarantee the Company’s prompt and complete payment and performance when the obligations set forth in the Subsidiary Guarantee are due.

Additionally, pursuant to a Registration Rights Agreement dated November 21, 2011 delivered pursuant to the SPA, the Company agreed to register 100% of the common shares issuable upon conversion of the Preferred Stock (the “Registrable Securities”) on a Form S-1 (the “Registration Statement”) to be filed with the Securities and Exchange Commission (the “SEC”) on or prior to the 60th calendar day following the date the Company is required to file its Form 10-K for the fiscal year ending December 31, 2011 (the “Filing Date”) and use its best efforts to have it declared effective within 180 calendar days after November 21, 2011 (the “Effectiveness Date”).  In the event that the total number of the Registrable Securities exceeds the limitation imposed by the SEC staff under Rule 415, the number of Registrable Securities to be registered will be subject to cut back as provided in the Registration Rights Agreement. Subject to the terms of the Registration Rights Agreement, upon the occurrence of any event that shall incur liquidated damages (each an “Event” and the date of the occurrence of any such Event, the “Event Date”), including, but not limited to, that the initial Registration Statement is not filed prior to the Filing Date or the initial Registration Statement including the Registrable Securities permitted by Rule 415 is not declared effective by the Effectiveness Date, (A) the Company shall pay to NIP an amount in cash, as partial liquidated damages, equal to 0.5% of the aggregate subscription amount paid by NIP pursuant to the SPA for any unregisterable securities then held by NIP, and (B) on each monthly anniversary of the Event Date until the Event is cured, the shall pay to NIP an amount in cash, equal to 1.0% of the aggregate subscription amount paid by NIP pursuant to the SPA for any unregisterable securities then held by NIP, subject to a maximum amount of 6.0% of the aggregate subscription amount paid by NXT pursuant to the SPA.

The term of the SPA additionally requires the holders of at least 65% of the outstanding principal amount of the Company’s 2009 convertible debentures (the “2009 Debentures”) and five year Series A and Series B warrants (collectively, the “2009 Warrants” and together with the 2009 Debentures are referred to as the “2009 Securities”) to agree to and execute the First Amendment (as described below) and the holders of at least 67% of the outstanding principal amount of the Company’s 0% Original Issue Discount Senior Secured Convertible Notes (the “2010 Notes”) to agree to and execute the Fourth Modification Agreement (as described below).

On November 4, 2011, the Company entered into a Fourth Modification and Amendment Agreement (the “Fourth Modification Agreement”) with the holders holding approximately 93.5% percent of the outstanding principal amount of (1) the 2010 Notes, (2) the related Series C warrants (the “Series C Warrants”) and (3) the shares of common stock underlying the Notes and the Series C Warrants. Pursuant to the Fourth Modification Agreement, the holders, upon closing of the Investment, among other things, have agreed to waived their right to monthly redemptions of the Notes and extend the maturity date of the Notes to the date that is 48-months from the Closing Date (as defined in the SPA) of the Investment. In addition, the holders have agreed (i) that the conversion price will be lowered to $0.25, (ii) to a waiver of the anti-dilution provisions and future participation rights set forth in the Notes and Series C Warrants and (iii) to subordinate their security interests securing the 2010 Notes to the senior security interests to be granted by the Company to secure the Investment and to third parties that provide financing for accounts receivables, inventory and raw materials of the Company.

Also on November 4, 2011, approximately 70% of the holders of the outstanding principal amount of the Company’s 2009 Securities entered into a First Modification and Amendment Agreement (the “First Amendment”) pursuant to which, upon closing of the Investment, the 2009 Debentures and the 2009 Warrants of the approving holders were amended and modified, among other things, (i) to reduce the Conversion Price (as defined in the 2009 Debentures) and the Exercise Price (as defined in the 2009 Warrants) to $0.25 per share of common stock, (ii) to waive the anti-dilution provisions of the 2009 Debentures and the 2009 Warrants and (iii) and extend the Maturity Date under the 2009 Debentures to the date that is 48-months from the Closing Date (as defined in the SPA) of the Investment. As a result of the closing of Investment, those holders of the 2009 Securities who did not execute the First Amendment will incur a reduction of the Conversion Price (as defined in the 2009 Debentures) and the Exercise Price (as defined in the 2009 Warrants) of their 2009 Debentures and 2009 Warrants to $0.09 per share of common stock. The Maturity Date under the 2009 Debentures remains unmodified for those holders of the 2009 Securities who did not execute the First Amendment.

Copies of the Fourth Modification Agreement and the First Amendment are attached as Exhibits 10.1 and 10.2 to the Registrant’s Form 8K filed on November 11, 2011, incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information pertaining to the sale of the 2011 Note and Restricted Stock in Item 1.01 is incorporated herein by reference in its entirety.

Item 3.02 Unregistered Sales of Equity Securities
The information pertaining to the sale of the 2011 Note and Restricted Stock in Item 1.01 is incorporated herein by reference in its entirety.

In connection with the closing of the Investment on November 21, 2011, the Company issued to NIP 13,075,468 shares of Series A Convertible Preferred Stock (the “Preferred Stock”). The rights and preferences of the Preferred Stock are set forth in the Series A Preferred Stock Certificate of Designation as attached to the SPA. The Preferred Stock issued under the SPA carries an annual dividend equal to the greater of: (a) 10% of the then outstanding Principal Amount of the 2011 Note as of December 31st of the applicable fiscal year for which the annual dividend is being paid; or (b) 10% of the Net Income (as defined in the 2011 Note) of the Company in excess of $500,000 for the applicable fiscal year of the Company and is convertible at the option of NIP into an equal number of shares of common stock of the Company representing 20% of the Company’s fully diluted capital stock at the time of conversion.

$800,000 of the initial Investment was attributed to the purchase of the Preferred Stock in accordance with the SPA.  The Preferred Stock was issued by the Company pursuant to an exemption under Section 4(2) of the Securities Act due to the fact that it did not involve a public offering of securities and Rule 506 of Regulation D promulgated thereunder and was also made based on various representations of the NIP contained in the SPA. The shares of Preferred Stock are “restricted securities” as such term is defined in the Securities Act.

Item 9.01 Financial Statement and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Securities Purchase Agreement dated November 21, 2011.

10.2	2011 Note.

10.3	Subsidiary Guarantee.

10.4	Security Agreement.

10.5	Certificate of Designation relating to Series A Convertible Preferred Stock.

10.6	Lock-Up Agreement.

10.7	Registration Rights Agreement dated November 21, 2011.

10.8	Fourth Modification Agreement. (1)

10.9	First Amendment. (1)

(1)	Incorporated herein by reference to the Registrant’s Form 8K filed on November 11, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NXT Nutritionals Holdings, Inc.
Date: November 28, 2011	By:	/s/ Francis McCarthy
Name: Francis McCarthy
Title: President and Chief Executive Officer